SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 11, 1999
                                                          --------------


                             TECHNICLONE CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant a specified in its Charter)


       Delaware                      0-17085                     95-3698422
----------------------------      -------------              -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)



   14282 Franklin Avenue, Tustin, California                      92780-7017
--------------------------------------------------------------------------------
   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code      (714) 508-6000
                                                   -----------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 11, 1999, Techniclone Corporation, a Delaware corporation (the "Company"), dismissed Deloitte & Touche LLP as the Company's principal independent public accountants. The reports of Deloitte & Touche LLP on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Deloitte & Touche LLP dated June 15, 1998, except for Note 12, as to which the date is July 17, 1998, appearing in the Company's Annual Report on Form 10-K for the year ended April 30, 1998, expressed an unqualified opinion and included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern. The Company's decision to dismiss Deloitte & Touche LLP as its principal independent accountants was approved by the Company's Board of Directors.

         In the Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Deloitte & Touche LLP, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreement in connection with the reports of Deloitte & Touche LLP.

         The Company is furnishing herewith a letter addressed to the Securities and Exchange Commission from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K, which letter is attached hereto as Exhibit A.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.   Not applicable.
                  ------------------------------------------

         (b)      Pro Forma Financial Information.   Not applicable.
                  --------------------------------

         (c)      Exhibits.
                  ---------

                          A Letter from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K




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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 18, 1999               TECHNICLONE CORPORATION


                                   By:  /s/ Steven C. Burke
                                      ------------------------------------------
                                        Steven C. Burke, Chief Financial Officer

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


                                INDEX TO EXHIBITS
                          TO CURRENT REPORT ON FORM 8-K

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.    DESCRIPTION                                              PAGE
-----------    -----------                                          ------------

A              Letter from Deloitte & Touche LLP pursuant                5
               To Item 304(a)(3) of Regulation S-K

[Letterhead of Deloitte & Touche LLP]

EXHIBIT A





March 11, 1999

Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Techniclone Corporation dated March 11, 1999.


Yours truly,

/s/ DELOITTE & TOUCHE LLP



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